UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 4, 2011

TOYOTA MOTOR CREDIT CORPORATION

(Exact name of registrant as specified in its charter)

California	1-9961	95-3775816

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19001 S. Western Avenue Torrance, California		90501

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:     (310) 468-1310

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement

Toyota Motor Credit Corporation (“TMCC”) has nine series of medium term notes (“Euro Medium Term Notes”) outstanding as of the date of this report that it originally issued under its Sixth Amended and Restated Agency Agreement dated as of September 28, 2006 (the “Agency Agreement”) by and among TMCC, The Bank of New York Mellon, acting through its London branch (as successor to JPMorgan Chase Bank, N.A.), as agent, and The Bank of New York Mellon Luxembourg S.A. (as successor to J.P. Morgan Bank Luxembourg S.A.), as paying agent.

On March 4, 2011, TMCC entered into an amendment (the “Agency Agreement Amendment”) to the Agency Agreement with The Bank of New York Mellon, acting through its London branch, as agent, and The Bank of New York Mellon Luxembourg S.A., as paying agent. The Agency Agreement Amendment amends the limitation on liens covenant applicable to outstanding Euro Medium Term Notes originally issued prior to September 30, 2005 to make it identical to the limitation on liens covenant that currently applies to notes which TMCC may issue from time to time under its current Euro Medium Term Note Programme.  The Agency Agreement Amendment affects only those Euro Medium Term Notes originally issued period to September 30, 2005.  The Amended and Restated Agency Agreement, dated September 17, 2010, governs the issuance of notes under TMCC’s current Euro Medium Term Note Programme, and was filed with the Securities and Exchange Commission (the “Commission”) as an exhibit to TMCC’s Form 8-K dated September 17, 2010.

TMCC also has eight series of medium term notes (“Domestic Medium Term Notes”) outstanding as of the date of this report that it originally issued prior to March 31, 2004 under its Indenture dated as of August 1, 1991 (the “Indenture”), between TMCC and The Bank of New York Mellon Trust Company, N.A. (as successor to The Chase Manhattan Bank, N.A.), as trustee, as supplemented by the First Supplemental Indenture dated as of October 1, 1991 (“First Supplemental Indenture”), between TMCC, Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as trustee, and The Bank of New York Mellon Trust Company, N.A. (as successor to The Chase Manhattan Bank, N.A.), as trustee.

On March 8, 2011, TMCC entered into a third supplemental indenture (the “Third Supplemental Indenture”) to the Indenture with Deutsche Bank Trust Company Americas (“Deutsche Bank”), as trustee, and The Bank of New York Mellon Trust Company, N.A. (“Bank of New York”), as trustee.  The Supplemental Indenture amends the limitation on liens covenant applicable to the eight series of its outstanding Domestic Medium Term Notes originally issued prior to March 31, 2004 to make it identical to the limitation on liens covenant that currently applies to all other notes outstanding under the Indenture, as amended by the First Supplemental Indenture and the Second Supplemental Indenture dated as of March 31, 2004, among TMCC, Deutsche Bank, as Trustee, and Bank of New York, as Trustee.

The foregoing summaries of the Agency Agreement Amendment and the Third Supplemental Indenture are qualified in their entirety by reference to the Agency Agreement Amendment and the Third Supplemental Indenture, copies of which are attached hereto as Exhibits 4.1 and 4.2 and are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

4.1
Amendment No. 1, dated as of March 4, 2011, to the Sixth Amended and Restated Agency Agreement among Toyota Motor Credit Corporation, The Bank of New York Mellon, acting through its London branch, as agent, and The Bank of New York Mellon Luxembourg S.A., as paying agent

4.2
Third Supplemental Indenture, dated as of March 8, 2011, among Toyota Motor Credit Corporation, The Bank of New York Mellon Trust Company, N.A., as trustee, and Deutsche Bank Trust Company Americas, as trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA MOTOR CREDIT CORPORATION

Date:	March 9, 2011	By:	/s/ George Borst
			Name:	George Borst
			Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1
Amendment No. 1, dated as of March 4, 2011, to the Sixth Amended and Restated Agency Agreement among Toyota Motor Credit Corporation, The Bank of New York Mellon, acting through its London branch, as agent, and The Bank of New York Mellon Luxembourg S.A., as paying agent

4.2
Third Supplemental Indenture, dated as of March 8, 2011, among Toyota Motor Credit Corporation, The Bank of New York Mellon Trust Company, N.A., as trustee, and Deutsche Bank Trust Company Americas, as trustee